ARCA biopharma Pharmacogenetic Precision Medicine for Cardiovascular Diseases May 2019 Nasdaq: ABIO Exhibit 99.2

Safe Harbor Statement This presentation contains "forward-looking statements" for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, potential future development plans for Gencaro, ARCA’s ability to complete any clinical trials, the likelihood for PRECISION-AF results to satisfy the requirements of the U.S. FDA Special Protocol Assessment (SPA) agreement, ARCA's ability to launch any clinical trials, or announce any results therefrom, on or before any particular date, ARCA’s ability to raise sufficient capital to fund the PRECSION-AF trial and its other operations, the expected features and characteristics of Gencaro, including the potential for genetic variations to predict individual patient response to Gencaro, Gencaro’s potential to treat AF and/or HF, future treatment options for patients with AF and/or HF, the potential for Gencaro to be the first genetically-targeted AF prevention treatment, and the potential market opportunity for Gencaro, should it receive regulatory approval. Such statements are based on management's current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: ARCA’s financial resources and whether they will be sufficient to meet its business objectives and operational requirements; ARCA may not be able to raise sufficient capital on acceptable terms, or at all, to continue development of Gencaro or to otherwise continue operations in the future; an FDA SPA agreement does not guarantee approval of Gencaro or any other particular outcome from regulatory review; results of earlier clinical trials may not be confirmed in future trials; the protection and market exclusivity provided by ARCA’s intellectual property; risks related to the drug discovery and the regulatory approval process; and, the impact of competitive products and technological changes. These and other factors are identified and described in more detail in ARCA’s filings with the Securities and Exchange Commission, including without limitation ARCA’s annual report on Form 10-K for the year ended December 31, 2018, and subsequent filings. ARCA disclaims any intent or obligation to update these forward-looking statements.

Investment Highlights Late stage, genetically-targeted cardiovascular company PRECISION-AF: single pivotal Phase 3 trial for AF in HF│FDA SPA agreement February 2019 Anticipated trial initiation: YE2019│interim data: 3Q2021│topline data: 2Q2022 GencaroTM FDA Fast Track Designation for AF in Genotype-Defined HF Population Large and growing market opportunity for Gencaro Potentially first genetically-targeted cardiovascular therapeutic Significant unmet medical need for AF in HF with no FDA approved treatments Estimated $12.5 billion global atrial fibrillation market by 2020 Gencaro in AF/HF potential annual sales - $500M-$800M in US; similar in EU5 Pharmacogenetic platform with additional cardiovascular programs AB171 – Development for HF, PAD │ IND anticipated mid-2020 Potential third asset – Development for pediatric HF (Orphan Indication) │ In-licensing in progress

Experienced Leadership Michael R. Bristow, MD, PhD: President /CEO Thomas Keuer: Chief Operating Officer Chris Ozeroff: General Counsel Brian Selby: VP, Finance & Chief Accounting Officer Debra Marshall, MD, FACC: SVP, Medical Affairs Chris Dufton, PhD: VP, Clinical Development Sharon Perry: Sr Director, Regulatory Affairs & Quality Board of Directors Michael R. Bristow, MD, PhD Robert E. Conway (Chairman) Linda Grais, MD, JD Anders Hove, MD Dan Mitchell Raymond L. Woosley, MD, PhD

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Genetically-Targeted Cardiovascular Pipeline

	Research	Preclinical	Phase 1	Phase 2	Phase 3
Gencaro™ (bucindolol hydrochloride)					
Prevention of AF in genotype-defined HF population with mild-moderate LV systolic dysfunction *PRECISION-AF | FDA SPA Feb 2019 | initiation anticipated: YE2019 | interim data: 3Q2021 | topline data: 2Q2022*	→	→	→	→ (through Phase 2)	
Prevention of AF in genotype-defined HF population with preserved LV systolic function *AF Label Expansion Trial*	→	→	→	→ (into Phase 2)	
AB171 (PGt targeted mononitrate – vasodilator)					
Chronic Heart Failure (CHF) *Genetically-targeted population*	→	→ (through Preclinical)			
Peripheral Arterial Disease (PAD) *Genetically-targeted population*	→	→ (through Preclinical)			

ARCA biopharma

Inconsistent Therapeutic Response Across Patients Bristow MR, Pharmacol & Therap 2012; Modified from Spear et al., Trends Mol Med, 2001 Individual variations in response to drugs & drug toxicity are common in clinical and marketed drug settings ~10% of drugs are withdrawn from market post-launch as a result of adverse drug reactions Genetic targeting enables patient selection to potentially deliver higher response rates with fewer side effects b-blockers in HF b-blockers in AF

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Pharmacogenetics: Precision Medicine Applied to Drug Therapy

Our Platform Approach

- **Pharmacogenetic drug development by targeting genetic variation in *candidate drug targets*, using cardiovascular tissue and cells from an extensive and exclusive human heart tissue bank**
  - Identify functionally different and important genetic variants with allele frequency ≥ 10%
  - Screen compounds for variant-specific selective favorable action
  - Generate Phase 1B → Phase 2 data for pharmacogenetic POC and IP
- **Potential benefits**
  - Maximizes potential efficacy and therapeutic index
  - Avoids exposing patients unlikely to benefit
  - Enables smaller clinical development programs
  - Intellectual property (IP) generated later in development process

ARCA biopharma

Atrial Fibrillation – A Significant Market Opportunity AF is the most common sustained cardiac arrhythmia Affects ~5.2 million (2015) Americans1 2015 worldwide prevalence of AF was estimated at 33 million2 AF is considered an epidemic cardiovascular disease Based on the rate of increase in incidence in the U.S. and industrialized countries3 Estimated global atrial fibrillation market4 $7.2B in 2015 growing to $12.5B in 2020 ARCA estimate of Gencaro opportunity $500M - $800M peak revenue in US; similar in EU5 1- American Journal of Cardiology 2013: 112: 1142-1147 “Estimates of current and future incidence and prevalence of atrial fibrillation in the U.S. adult population; AHA – “Cardiovascular Disease: A Costly Burden for America” (Jan 2017), page 7 2- AHA Statistical Update – Heart and Stroke Stats 2017, p306 3- Journal of the American Medical Association. 2001; 285(18):237 0-2375 4- DelveInsight – “Atrial Fibrillation – Market Insights & Drug Sales Forecast - 2020”, May 2016

Atrial Fibrillation in Heart Failure – An Unmet Medical Need No FDA approved drug treatments for this indication Approved antiarrhythmic agents are associated with significant side effects Most are contraindicated or have warnings for HF patients New onset AF markedly worsens HF morbidity & increases mortality β-blockers approved for HF but used off-label for AF Demonstrated only limited efficacy for AF prevention No agents approved for AF or HF have genetically influenced clinical response

Atrial Fibrillation and Heart Failure AF HF AF/HF Patient Populations G7 Countries (US, EU5, and Japan) in 2022 LVEF HFlrEF LVEF < 40% HFmrEF 40 ≤ LVEF < 50% HFpEF LVEF ≥ 50% Total HF 5.6M 2.7M 7.6M % with AF 30-50% 35-55% 40-60% Total AF/HF 1.7 - 2.8M 1.0 - 1.5M 3.0 - 4.6M 30-60% of HF patients also have AF1 ~50% of HF patients have optimal genotype No Approved or Effective Therapies for AF or HF HF/AF 1- Decision Resources Group, Heart Failure Epidemiology 2018. 2- Piccini et al. JACC-HF 2019 online ahead of publication. 3- Panikowski P et al. Eur Heart J 2016. *HFlrEF = HF with lower-range ejection fraction2. HFmrEF = HF with mid-range EF3. HFpEF = HF with preserved EF3. Current BBs Approved for HF

Potentially the first genetically-targeted atrial fibrillation treatment for patients with heart failure Gencaro

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Gencaro (bucindolol hydrochloride)


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Bucindolol

Compound

- β-blocker/vasodilator – well characterized small molecule drug class
- β-blockers target cardiac myocytes to reduce adverse β_1-adrenergic receptor signaling that causes cardiac chamber remodeling
- Gencaro is only β-blocker with genetically differentiated response
- IP protection into approximately 2031 in the U.S. and Europe

Differentiated MOA

- Competitive antagonism similar to other β-blockers
- Sympatholysis – norepinephrine lowering
- Inverse agonism – inactivation of constitutively active receptors
- Other β-blockers lack these last 2 properties

Genotype Specific Response

- Clinical response differentiated by patient genetic profile
- Specific β_1 adrenergic receptor (AR) polymorphism
- Optimal genotype is *ADRB1* Arg389Arg
  - Present in ~50% of US & EU population
- World wide rights to companion diagnostic test
  - Rapid low-cost standard test

Extensive Clinical Data

- Favorable safety profile; over 3,400 HF patients studied
- 74% reduction in AF onset compared to placebo in patients w/most responsive genotype in prior Phase 3 HF trial
- P2B – 58% reduction in AF recurrence compared to Toprol-XL in genetically-defined HF population with mild-moderate LV systolic dysfunction

ARCA biopharma

Differentiated Response by Genotype Seen in BEST Study1 b1389 Arg/Arg (n = 441; 36 events) Risk reduction 74% Hazard Ratio = 1.01 (0.56 – 1.84) P-value = 0.969 b1389 Gly carriers (n = 484; 44 events) No risk reduction Hazard Ratio = 0.26 (0.12 – 0.57) P-value = 0.0003 b-blocker class 27% average risk reduction in AF onset in ~12,000 patient meta-analysis of Phase 3 HF trials.2 Metoprolol and Carvedilol are not influenced by ADRB1 Arg389Gly3 1- Aleong RG et al, JACC-HF 1:338-344, 2013. 2- Abi Nasr I et al, EHJ 28: 457–462, 2007. 3- Sehnert AJ, et al. JACC 52:644-651, 2008. Gencaro Gencaro Placebo Placebo Data from the BEST DNA pharmacogenetic substudy for patients with NYHA Class III/IV, LVEF ≤ 35% who were not in AF at randomization.

Increases in Hospitalization and Mortality Observed with New AF Onset in Prior HF Study Group ACM Rate (%) CVM Rate (%) CVH Days/Pt HFH Days/Pt New onset AF - No (n = 2202) 15.1 12.8 6.9 6.2 New onset AF - Yes (n = 190) 32.1 28.4 13.3 11.4 Fold increase 2.13 p < 0.0001 2.22 p < 0.0001 1.93 p < 0.0001 1.84 p < 0.0001 Group (N=190) CVH Days/Pt HFH Days/Pt Hospitalized Pre AF event 4.4 3.5 Hospitalized Post AF event 13.8 11.9 Fold increase 3.14 p < 0.0001 3.40 p < 0.0001 HF patients with new onset AF had increased hospitalization and mortality Hospitalization burden increased after experiencing AF event Mortality data are presented as annualized event rates. CVH is adjudicated by committee and HFH is Investigator/CRF determined. p-values are log rank statistic for ACM and CVM and Wilcoxon Rank sum Test for CVH and HFH. Aleong et al. Am J Med. 2014.

Phase 2B Genetically-Targeted Trial of gencaro for the Prevention of AF in Patients with HF GENETIC-AF

GENETIC-AF: Phase 2B Genetically-Targeted Trial Primary Endpoint: Time to AF/AFL/ACM BUC MET Gencaro: 73/134 (54%) Toprol-XL: 70/133 (53%) Cox proportional hazards model adjusted for the 4 randomization strata: 1) HF etiology, 2) LVEF, 3) rhythm at randomization 4) device type. HR = 1.01 (0.71, 1.42) HR = 0.70 (0.41, 1.19) U.S. Cohort Entire Cohort 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Weeks of Efficacy FU Probability of No AF/AFL/ACM Gencaro: 33/60 (55%) Toprol-XL: 40/67 (60%) BUC MET 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Weeks of Efficacy FU Probability of No AF/AFL/ACM Piccini et al. JACC-HF 2019. Online ahead of publication: http://heartfailure.onlinejacc.org/content/early/2019/04/25/j.jchf.2019.04.004

GENETIC-AF: Time to AF/AFL/ACM Excluding Patients with Long-standing (12+yrs) AF/HF Dx and AF Dx >2 years prior to HF Diagnosis BUC MET Cox proportional hazards model adjusted for: 1) HF etiology, 2) LVEF, 3) rhythm at randomization 4) device type, 5) Previous Class 3 AA use. Gencaro: 46/98 (47%) Toprol-XL: 50/98 (51%) Gencaro: 25/51 (49%) Toprol-XL: 22/40 (55%) 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Weeks of Efficacy FU Probability of No AF/AFL/ACM 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 0 2 4 6 8 10 12 14 16 18 20 22 24 26 Weeks of Efficacy FU Probability of No AF/AFL/ACM BUC MET HR = 0.54 (0.33, 0.87) p = 0.011 HR = 0.42 (0.21, 0.86) p = 0.017 0.40 ≤ LVEF ≤ 0.55 LVEF ≤ 0.55 Piccini et al. JACC-HF 2019. Online ahead of publication: http://heartfailure.onlinejacc.org/content/early/2019/04/25/j.jchf.2019.04.004

A Phase 3 Trial of gencaro for the Prevention of af in hf Patients with MILD-moderate Left ventricular systolic dysfunction PRECISION-AF

GENCARO Development Strategy 1 st Indication for AF in HF with mild-moderate LV dysfunction Clear medical need – no drug therapies shown effective in HFmrEF/HFpEF Label to include BEST heart failure endpoint data in optimal genotype Pivotal Study: PRECISION-AF with FDA SPA Agreement Similar primary endpoint as Phase 2 GENETIC-AF trial 58% treatment effect in GENETIC-AF – allows for 400 patient trial Optimal patient eligibility criteria identified in GENETIC-AF trial Label Expansion for AF into a broader HFpEF population Major unmet medical need in largest HF population Substantial commercial opportunity in USA and/or worldwide Optimized regulatory path – single Phase 3 trial for potential approval

FDA agreement that a Phase 3 protocol design, clinical endpoints, trial population and statistical analyses adequately address objectives that, if met, would support an NDA submission Key elements of current agreement Comparative efficacy against TOPROL-XL for prevention of AF recurrence 400 patient sample size, interim review at 200 patients with potential to expand to 550 patients One successful trial to support an NDA with regulatory threshold of p < 0.01 Entry criteria based on precision therapeutic phenotype identified in GENETIC-AF (i.e., AF & HF < 12 years and AF not diagnosed more than 2 years before HF) HF population with LVEF ≥ 40% and < 50% PRECISION-AF FDA Special Protocol Assessment - February 2019

LVEF Boundary (Decreasing Ceiling, LVEF ≤ X) Treatment Effect (1-HR) 55 50 45 40 35 30 25 20 10 15 20 25 30 35 40 45 LVEF Boundary (Increasing Floor, LVEF ≥ X) 19% 31% 46% 62% 81% 99% 100% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 100% 99% 99% 85% 75% 61% 46% 29% 40% 45% 50% 55% 60% 65% X-axis displays DxT12/DTRI-2 population with restrictions on LVEF upper and lower boundary. For example, a LVEF upper boundary of 35% includes all patients with LVEF between the minimum value (12%) and 35%; a LVEF lower boundary of 35% includes all patients with LVEF between the maximum value (53%) and 35%. Entire Cohort Rx Effect Restriction of the population to higher LVEFs leads to greater response Restriction of the population to lower LVEFs leads to loss of response GENETIC-AF: Time to AF/AFL/ACM Improvement in Treatment Effect in Patients with Higher LVEF LVEF ≥ 45% and ≤ 55% HR = 0.39, p = 0.049 50 55 15 10

PRECISION-AF Phase 3 Genetically-Targeted Trial Design 125 sites in USA, Canada, Europe and Australia 400 HF patients with ADRB1 Arg/Arg genotype AF in past 120 days, AF/HF DxT < 12 years, AF not >2 years prior to HF LVEF ≥ 40% and < 50% Process underway to expand to LVEF ≥ 40% and ≤ 55% based on GENETIC-AF data and prior FDA guidance Randomization 1:1 to Gencaro or Toprol-XL Primary Endpoint: Time to First Symptomatic AF Event or ACM during 26-week Period 90% power at a = 0.01 to detect a 45% treatment benefit (Phase 2: 58% treatment benefit) Interim analysis at 200 pts with evaluable data Estimated Timeline Enroll 200 pts: 12 monthsInterim data: 18 months Enroll 400 pts: 19 monthsFinal data: 27 months

Completed and Anticipated Milestones1 GENETIC-AF Phase 2B top line data reportedFeb 2018 GENETIC-AF data oral presentation at ESC-HF 2018May 2018 GENETIC-AF data at AHA 2018 Nov 2018 FDA SPA Agreement – Gencaro Phase 3 protocolFeb 2019 GENETIC-AF data published in JACC-HFApril 2019 PRECISION-AF Phase 3 clinical trial initiationYE2019 PRECISION-AF interim analysis3Q2021 PRECISION-AF Phase 3 data2Q2022 1- The achievement of all anticipated milestones is subject to the company securing additional financing

Commercial Opportunity for AF prevention in heart failure Gencaro

AF Label Expansion Options Prevention of AF in genotype-defined HF population with preserved LV systolic function Commercial opportunity for AF in HF with LVEF >55% HFpEF: “The single largest unmet need in cardiovascular medicine.”1 >2-fold increase in market size compared to HF with LVEF ≥ 40% and ≤ 55% General trial design concept 75-100 HF pts with LVEF > 55%, ADRB1 Arg/Arg genotype, and AF in past 120 days All patients receive LINQ implanted cardiac monitor to assess AF burden Primary Endpoint: Time to First Device-Detected AF Event or ACM Development options for potential label expansion Early read: Expand LVEF criteria in PRECISION-AF based on favorable results Adaptive design: interim analysis to increase sample size for p < 0.05 Stand-alone: Provide preliminary data for future Phase 3 trial 1- Developing Therapies for HFpEF, JACC Heart Fail. 2014

Gencaro Intellectual Property – Potential Commercial Exclusivity U.S. patents provide longest exclusivity Main patent to mid-2031 Can take to 2034 with S-isomer development; new IP to 2039 NCE exclusivity overlaps: 5+ to 7.5 years from approval United States EMA NCE data exclusivity: 10-11 years post-approval EU Patents extend into 2030, secondary to data exclusivity Japan: patent into 2030 Japan NCE PMS period: 8 years post approval EU & Japan Issued Patents + New Chemical Entity provide ~10 years commercial exclusivity Newly-filed IP based on Phase 2 discoveries would go through 2039 in US and EU

Additional assets and company structure ARCA biopharma

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ARCA Pipeline – AB171


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AB171

- Thiol-group containing derivative of isosorbide mononitrate
- Thiol moiety confers antioxidant activity compared to standard nitrates
  - Potentially greater anti-atherosclerosis, prevention of myocardial remodeling, and other favorable biologic effects
- Dual MOA → direct NO donor and generates endogenous NO from NOS3
  - Much greater NO and less peroxynitrite (harmful by-product of NO donation)
- Markedly pharmacogenetic compared to ISDN or BiDil
  - Enhanced NO generation in a NOS3 major allele homozygote in preclinical studies
- Pharmacogenetic use patents issued to ARCA in Europe, pending in U.S.
- Goal is to conduct a Phase 1B POC study in HF, then peripheral artery disease (PAD)

ARCA biopharma

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ARCA Pipeline – Potential Third Asset

- Oral PDE3A inhibitor with substantial safety dataset
  - Enhanced activity/less tolerance in a PDE3A genetic variant (IP issued in U.S.)[1]
- Orphan indication in pediatric advanced HF
  - i.v. milrinone via indwelling central line widely used and safe/effective in pediatric pre-transplant patients
  - Pediatric cardiologists want/need an oral PDE3A inhibitor to replace i.v. therapy
- Licensing discussions in progress

1- Sucharov CC et al, J Am Coll Cardiol 73:1173-1184, 2019

ARCA biopharma

Capital Structure Shares outstanding (05/08/19)1.1 million Potentially dilutive securities 0.17 million Fully diluted1.27 million Net cash1 (as of 3/31/19)$8.0 million No debt Estimated cash runway to end of 3Q2019 1- Cash and cash equivalents

Investment Highlights Late stage, genetically-targeted cardiovascular company PRECISION-AF: single pivotal Phase 3 trial for AF in HF│FDA SPA agreement February 2019 Anticipated trial initiation: YE2019│interim data: 3Q2021│topline data: 2Q2022 GencaroTM FDA Fast Track Designation for AF in Genotype-Defined HF Population Large and growing market opportunity for Gencaro Potentially first genetically-targeted cardiovascular therapeutic Significant unmet medical need for AF in HF with no FDA approved treatments Estimated $12.5 billion global atrial fibrillation market by 2020 Gencaro in AF/HF potential annual sales - $500M-$800M in US; similar in EU5 Pharmacogenetic platform with additional cardiovascular programs AB171 – Development for HF, PAD │ IND anticipated mid-2020 Potential third asset – Development for pediatric HF (Orphan Indication) │ In-licensing in progress

ARCA biopharma Pharmacogenetic Precision Medicine for Cardiovascular Diseases Nasdaq: ABIO